Exhibit 99.1
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: May 2004
                                                                  --------------
                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                         Form No.          Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR-1             Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)     Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             N/A
Statement of Operations                                                    MOR-2             Yes
Balance Sheet                                                              MOR-3             Yes
Status of Postpetition Taxes                                               MOR-4             N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                       MOR-4             Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                               MOR-5             Yes
Debtor Questionnaire                                                       MOR-5             Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                      June 21, 2004
------------------------------------------             -----------------------
Signature of Debtor                                    Date


/s/ Alan L. Hunte                                      June 21, 2004
------------------------------------------             -----------------------
Signature of Joint Debtor                              Date


/s/ Alan L. Hunte                                      June 21, 2004
------------------------------------------             -----------------------
Signature of Authorized Individual*                    Date

Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

In re: Trenwick Group Ltd.                              Case No.: 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: May 2004

                                                   Bank Accounts
                                   Operating          Payroll          Tax           Other
                                 ----------------------------------------------------------
  Cash - Beg of Month              73,587.22             --             NA             NA
                                 ----------------------------------------------------------

       Receipts:
      Cash Sales                          --             --             --             --
     Accounts Rec                         --             --             --             --
   Loans & Advances                       --             --             --             --
    Sale of Assets                        --             --             --             --
         Other                                           --             --             --
       Transfers                          --             --             --             --
                                 ----------------------------------------------------------

    Total Receipts                                                      --             --
                                 ----------------------------------------------------------

    Disbursements:
      Net Payroll                         --             --             --             --
     Payroll Taxes                        --             --             --             --
Sales, Use, & Other Tax                   --             --             --             --
  Inventory Purchases                     --             --             --             --
 Secured Rental/Leases                    --             --             --             --
       Insurance                          --             --             --             --
    Administrative                        --             --             --             --
        Selling                           --             --             --             --
         Other                            --             --             --             --
 Transfers to P/R Acct                    --             --             --             --
   Professional Fees                      --             --             --             --
      Court Costs                         --             --             --             --
                                 ----------------------------------------------------------

 Total Disbursements:                     --             --             --             --
                                 ----------------------------------------------------------

    Net Cash Flow:                        --             --             --             --
                                 ----------------------------------------------------------

  Cash: End of Month               73,587.22             --             --             --
                                 ==========================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd
Bank Reconciliations
May 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance      $   73,587.22

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                             03-12636 (MFW)
--------------------------------                      --------------------------
            Debtor                                    May 2004
                                                      --------------------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------------------------
                                                           Month Ended              Cumulative
REVENUES                                                     May 2004             Filing to Date
--------------------------------------------------------------------------------------------------
Gross Revenues                                            $          --            $    (567,222)
--------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                         --                       --
--------------------------------------------------------------------------------------------------
Net Revenue                                               $          --            $    (567,222)
--------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------
Beginning Inventory                                                  --                       --
--------------------------------------------------------------------------------------------------
Add: Purchases                                                       --                       --
--------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                    --                       --
--------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                 --                       --
--------------------------------------------------------------------------------------------------
Less: Ending Inventory                                               --                       --
--------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                   --                       --
--------------------------------------------------------------------------------------------------
Gross Profit                                                         --                 (567,222)
--------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
Advertising                                                          --                       --
--------------------------------------------------------------------------------------------------
Auto and Truck Expense                                               --                   13,522
--------------------------------------------------------------------------------------------------
Bad Debts                                                            --                       --
--------------------------------------------------------------------------------------------------
Contributions                                                        --                       --
--------------------------------------------------------------------------------------------------
Employee Benefits Programs                                       12,004                  200,004
--------------------------------------------------------------------------------------------------
Insider compensation*                                                --                   68,710
--------------------------------------------------------------------------------------------------
Insurance                                                        10,631                  429,565
--------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                              --                       --
--------------------------------------------------------------------------------------------------
Office Expense                                                       64                    8,143
--------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                       --                       --
--------------------------------------------------------------------------------------------------
Repairs and Maintenance                                              --                       --
--------------------------------------------------------------------------------------------------
Rent and Lease Expense                                               --                       --
--------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                            --                  (75,192)
--------------------------------------------------------------------------------------------------
Supplies                                                             --                    8,808
--------------------------------------------------------------------------------------------------
Taxes-Payroll                                                        --                       --
--------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                    --                       --
--------------------------------------------------------------------------------------------------
Taxes-Other                                                       3,322                   37,149
--------------------------------------------------------------------------------------------------
Travel and Entertainment                                             --                       --
--------------------------------------------------------------------------------------------------
Utilities                                                            --                       --
--------------------------------------------------------------------------------------------------
Other (attach schedule)                                              --                1,992,561
--------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                     26,021                2,683,270
--------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             129,529                1,215,900
--------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                (155,550)              (4,466,392)
--------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  (73,273)             (43,951,709)
--------------------------------------------------------------------------------------------------
Interest Expense                                                     --                       --
--------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                      --               33,099,059
--------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                  (228,823)             (81,517,160)
--------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------------------------
Professional Fees                                                    --                       --
--------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                          --                       --
--------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
--------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                          258                    3,957
--------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                    --                       --
--------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                  44,326                  107,805
--------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                    44,068                  103,848
--------------------------------------------------------------------------------------------------
Income Taxes                                                         --                       --
--------------------------------------------------------------------------------------------------
Net Profit (Loss)                                         $    (272,891)           $ (81,621,008)
--------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                             03-12636 (MFW)
--------------------------------                      --------------------------
            Debtor                                    May 2004
                                                      --------------------------

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                               Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                    May 2004        Filing to Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Board Related                                          --              (62,622)
--------------------------------------------------------------------------------
Other Fees                                             --            2,054,230
--------------------------------------------------------------------------------
Data Processing                                        --                  953
--------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                 $     --         $  1,992,561
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                     (73,273)         (43,951,709)
--------------------------------------------------------------------------------
TOTAL OTHER INCOME                               $(73,273)        $(43,951,709)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.            --           33,099,059
--------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                             $     --         $ 33,099,059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bankruptcy Related Fees                            44,326              107,805
--------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES              $ 44,326         $    107,805
--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
----------------------------------                                --------------
            Debtor                              Reporting Period: May 31, 2004
                                                                  --------------

                          BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF         BOOK VALUE ON
                      ASSETS                                           CURRENT REPORTING MONTH        PETITION DATE
---------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         --                      --
---------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                        563,803                 655,336
---------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            225,014                (591,090)
---------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                      --
---------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      40,469               1,088,137
---------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                             2,036,959               2,200,000
---------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    --                   3,861
---------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                           $   2,866,246           $   3,356,244
---------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                      --
---------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                      --
---------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              73,467                  82,181
---------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (47,518)                (33,020)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                     $      25,949           $      49,161
---------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        --                      --
---------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   108,153,040             220,135,876
---------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                             $ 108,153,040           $ 220,135,876
---------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                   $ 111,045,234           $ 223,541,281
=====================================================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF        BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH       PETITION DATE
---------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       7,035                      --
---------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                      --
---------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                   4,900
---------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                      --
---------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                      --
---------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                      --
---------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                      --
---------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                 $       7,035           $       4,900
---------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                      --
---------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                      --
---------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   216,528,200             216,896,055
---------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                 $ 216,528,200           $ 216,896,055
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                216,535,235             216,900,955
---------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                      3,673,000               3,676,102
---------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       574,262,130             574,823,017
---------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                      --
---------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                      --
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (551,923,031)           (551,923,031)
---------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (81,621,008)                     --
---------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                    (49,881,092)            (19,935,762)
---------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                      --
---------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                               $(105,490,001)          $   6,640,326
---------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 111,045,234           $ 223,541,281
=====================================================================================================================

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
----------------------------------                                --------------
            Debtor                              Reporting Period: May 31, 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

-------------------------------------------------------------------------------------------
                                               BOOK VALUE AT END OF           BOOK VALUE ON
                  ASSETS                     CURRENT REPORTING MONTH          PETITION DATE
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-------------------------------------------------------------------------------------------
Accrued Investment Income                                    --                       3,861
-------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                        $          --               $       3,861
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------
Prepaid Deposits                                         19,622                      19,622
-------------------------------------------------------------------------------------------
Investment in Subsidiaries                          105,995,993                 215,156,938
-------------------------------------------------------------------------------------------
Miscellaneous Other Assets                            2,137,424                   4,959,316
-------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                $ 108,153,040               $ 220,135,876

-------------------------------------------------------------------------------------------
                                              BOOK VALUE AT END OF            BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH          PETITION DATE
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-------------------------------------------------------------------------------------------
Accrued Expenses                                        979,402                   1,299,727
-------------------------------------------------------------------------------------------
Interest Payable                                      2,276,323                   2,276,323
-------------------------------------------------------------------------------------------
Due to Affiliates                                    94,431,694                  94,479,224
-------------------------------------------------------------------------------------------
Other Liabilities                                   118,840,781                 118,840,781
-------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)              $ 216,528,200               $ 216,896,055
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-------------------------------------------------------------------------------------------
Deferred Compensation                                  (182,957)                 (1,125,099)
-------------------------------------------------------------------------------------------
Equity in Subsidiary                                (49,698,135)                (18,810,663)
-------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                  $ (49,881,092)              $ (19,935,762)
-------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

    In re Trenwick Group Ltd.                   Case No.          03-12636 (MFW)
          ------------------------                                --------------
               Debtor                           Reporting period: May 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------------
                                                Beginning Tax    Amount Withheld                           Check. No   Ending Tax
                                                   Liability       or Accrued     Amount Paid   Date Paid   or EFT     Liability
=================================================================================================================================
Federal
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                           --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                           --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Income                                                  --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                   --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------------------------------
Withholding                                             --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                   --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Excise                                                  --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Unemployment                                            --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Real Property                                           --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Personal Property                                       --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                  --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                 --              --            --                                    --
---------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                             --              --            --                        --          --
---------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Days Past Due
                                                    =============================================================================
                                                    Current           0-30         31-60        61-90       Over 90      Total
---------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                     2,929              --         2,918          --         1,187       7,035
---------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                               --
---------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                               --
---------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                      --
---------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                     --
---------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                   --
---------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                           --
---------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                     --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
---------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                      --
---------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                             2,929              --         2,918          --         1,187       7,035
---------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

Trenwick Group Ltd.
List of Aged Accounts Payable
May 31, 2004

     Vendor          Invoice Date       Invoice Number          Amount                 Activity
     ------          ------------       --------------          ------                 --------
  Deraventures        11/5/2003         11014-37201-03             216.30    M. Becker Telecommunications
      CCH              1/6/2004             7405420                836.34       TGL Monthly 8-K filing
   Equiserve          3/11/2004             166531                 134.27            Monthly fees
                                                               ----------
                                              91+                1,186.91

   Equiserve          4/14/2004             167868               2,909.61            Monthly fees
   Equiserve           4/1/2004             167920                   8.75            Monthly fees
                                                               ----------
                                          31-60 Days             2,918.36

   Equiserve           5/1/2004             169311                   8.75            Monthly fees
   Equiserve          5/13/2004             169259               2,920.70            Monthly fees
                                                               ----------
                                            Current              2,929.45

                                                               ----------
                                      Grand Total              $ 7,034.72
                                                               ==========

                                                                     MOR-4 AGING

                                                                    Exhibit 99.1
                                                             Trenwick Group Ltd.

    Trenwick Group Ltd.                                  Case No. 03-12636 (MFW)
---------------------------                                       --------------
          Debtor
                                                Reporting Period: May 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================   ==============
Accounts Receivable Reconciliation                                                     Amount
================================================================================   ==============
Total Accounts Receivable at the beginning of the reporting period                 $   225,014.00
--------------------------------------------------------------------------------   --------------
+ Amounts billed during the peiod                                                              --
--------------------------------------------------------------------------------   --------------
- Amounts collected during the peiod                                                           --
--------------------------------------------------------------------------------   --------------
Total Accounts Receivable at the end of the reporting period                           225,014.00
--------------------------------------------------------------------------------   --------------

================================================================================   ==============
Accounts Receivable Aging                                                              Amount
================================================================================   ==============
0 - 30 days old                                                                          5,920.00
--------------------------------------------------------------------------------   --------------
31 - 60 days old                                                                               --
--------------------------------------------------------------------------------   --------------
61 - 90 days old                                                                               --
--------------------------------------------------------------------------------   --------------
91 + days old                                                                        9,661,613.00
--------------------------------------------------------------------------------   --------------
Total Accounts Receivable                                                            9,667,533.00
--------------------------------------------------------------------------------   --------------
Amount considered uncollectible (Bad Debt)                                          (9,442,519.00)
--------------------------------------------------------------------------------   --------------
Accounts Receivable (Net)                                                              225,014.00
--------------------------------------------------------------------------------   --------------

                              DEBTOR QUESTIONNAIRE

================================================================================   ==============
Must be completed each month                                                          Yes     No
================================================================================   ==============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                         X
--------------------------------------------------------------------------------   --------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.              X
--------------------------------------------------------------------------------   --------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                     X
--------------------------------------------------------------------------------   --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                              X
--------------------------------------------------------------------------------   --------------

                                                                      FORM MOR-5
                                                                          (9/99)